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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                       _________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  December 23, 1997



                      GREEN TREE LEASE FINANCE 1997-1, LLC

             (Exact name of registrant as specified in its charter)



         Delaware                                         41-1892359
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission             (IRS employer
     of incorporation)           file number)         identification No.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
--------------------------------------------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code:   (612) 293-3400
                                                     --------------------------

                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           -------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           On December 23, 1997, the Registrant issued and sold $550,799,352 aggregate principal amount of Lease-Backed Notes, secured by a pool of equipment lease contracts with various lessees, borrowers, or other obligors, including all monies at any time paid or payable thereon or in respect thereof from and after December 1, 1997, originated by Green Tree Vendor Services Corporation.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.

                                       2
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           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



               Exhibit No.   Description
               -----------   -----------

                    4.1 Transfer Agreement between Green Tree Lease Finance II, Inc. and Green Tree Vendor Services Corporation dated as of December 1, 1997.

                    4.2 Contribution and Servicing Agreement among Green Tree Lease 1997-1, LLC, Green Tree Lease Finance II, Inc., Green Tree Vendor Services Corporation and First Trust National Association, dated as of December 1, 1997.

                    4.3 Indenture, dated as of December 1, 1997, between Green Tree Lease Finance 1997-1, LLC and First Trust National Association, dated as of December 1, 1997.

                                       3
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GREEN TREE LEASE FINANCE 1997-1, LLC


                              By:   /s/ Joel H. Gottesman
                                  -------------------------------
                                  Joel H. Gottesman
                                  Senior Vice President and Secretary


                                       4
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                               INDEX TO EXHIBITS


Exhibit Number                                                      Page
--------------                                                      ----

4.1    Transfer Agreement between Green Tree Lease          Filed Electronically
       Finance II, Inc. and Green Tree Vendor Services
       Corporation dated as of December 1, 1997.

4.2    Contribution and Servicing Agreement                 Filed Electronically
       among Green Tree Lease 1997-1, LLC, Green
       Tree Lease Finance II, Inc., Green Tree Vendor
       Services Corporation and First Trust National
       Association, dated as of December 1, 1997.

4.3    Indenture, dated as of December 1, 1997, between     Filed Electronically
       Green Tree Lease Finance 1997-1, LLC and First
       Trust National Association, dated as of December 1,
       1997.